                                                                    EXHIBIT 10.3


                               WARRANT AGREEMENT


                   WARRANT AGREEMENT dated as of May 23, 1996 among SMITH'S FOOD & DRUG CENTERS, INC., a Delaware corporation (the "Company"), and THE YUCAIPA COMPANIES, a California general partnership, or its registered permitted assigns (the "Consultant").

                   WHEREAS, the Company proposes to issue to the Consultant 1,842,555 Warrants, as hereinafter described (the "Warrants"), to purchase an aggregate of 1,842,555 shares (subject to adjustment) of the Class C Common Stock, $.01 par value per share (the "Class C Common Stock"), of the Company (the Class C Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), pursuant to that certain Recapitalization Agreement and Plan of Merger of even date herewith by and among the Company, Cactus Acquisition, Inc., the Consultant and Smitty's Supermarkets, Inc. (the "Recapitalization Agreement"). The Company, the Consultant, certain affiliates of the Consultant and certain stockholders of the Company are party to a Standstill Agreement of even date herewith (the "Standstill Agreement") which governs certain transfers of the Warrant Shares. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Recapitalization Agreement.

                   NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                   SECTION 1. WARRANT CERTIFICATES. The Company will issue and deliver certificates evidencing the Warrants (the "Warrant Certificates") to the Consultant pursuant to the terms of the Recapitalization Agreement. Fifty percent (50%) of the aggregate number of Warrants to be issued hereunder will be issued as "Series A Warrants" in the form of Exhibit A hereto and the remaining fifty percent (50%) of the aggregate number of Warrants to be issued hereunder will be issued as "Series B Warrants" in the form of Exhibit B hereto. Such certificates shall be in registered form only and shall be substantially in the applicable forms set forth as Exhibits A and B attached hereto. Warrant Certificates shall be dated the date of issuance by the Company.

                   SECTION 2. EXECUTION OF WARRANT CERTIFICATES. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its Chief Executive Officer, President or a Vice President. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, President or Vice President, and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, President or Vice President, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office. Each Warrant Certificate shall also be manually signed on behalf of the Company by its Secretary or an Assistant Secretary under its corporate seal. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

                   SECTION 3. REGISTRATION. The Company shall number and register the Warrant Certificates in a register as they are issued. The Company may deem and treat the registered holder(s) of the Warrant Certificates (the "Holders") as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary. The Warrants shall be registered initially in such name or names as the Consultant shall designate.





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                   SECTION 4.     RESTRICTIONS ON TRANSFER; REGISTRATION OF
TRANSFERS AND EXCHANGES.

                   The Warrants (and any Warrant Shares issued upon the exercise of the Warrants) shall not be transferable except in accordance with the terms of this Agreement and the Standstill Agreement.

                   Prior to any proposed transfer of the Warrants or the Warrant Shares, unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the transferring Holder will deliver to the Company, if so requested by the Company, an opinion of counsel reasonably satisfactory in form and substance to the Company, to the effect that the Warrants or Warrant Shares, as applicable, may be sold or otherwise transferred without registration under the Securities Act. Upon original issuance thereof, and until such time as the same shall have been registered under the Securities Act or sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation) each Warrant Certificate and any certificates evidencing Warrant Shares shall bear any legend required pursuant to the Recapitalization Agreement or the Standstill Agreement unless in the opinion of such counsel, such legend required pursuant to the Recapitalization Agreement is no longer required by the Securities Act or such legend required by the Standstill Agreement is no longer required thereunder.

                   The Company shall from time to time register the transfer of any outstanding Warrant Certificates in a Warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Company.

                   Warrant Certificates may be exchanged at the option of the Holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like series and tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled and disposed of by the Company.

                   SECTION 5. WARRANTS; EXERCISE OF WARRANTS. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised at any time or from time to time during the applicable Exercise Period (as defined below) to receive from the Company the number of fully paid and nonassessable Warrant Shares (and such other consideration) which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. In the alternative, each Holder may exercise its right, during the Exercise Period, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the Holder receives that number of Warrant Shares (and such other consideration) otherwise issuable (or payable) upon exercise of its Warrants less that number of Warrant Shares having an aggregate Current Market Value (as defined in Section 9) at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for the Warrant Shares. Each Warrant not exercised during the Exercise Period shall become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants, except as otherwise expressly provided herein.

                   Any Holder of Warrants, other than The Yucaipa Companies and its Affiliates, may elect by written notice to the Company to have the right to receive shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), upon exercise of its Warrants and in such case, references





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herein to "Warrant Shares" (as applied to such Holder's Warrants) shall be deemed to mean shares of Class B Common Stock. As used herein, "Common Stock" shall mean either Class B Common Stock or Class C Common Stock, as the context requires. For purposes of Section 9 hereof, any action taken by the Company with respect to any of its Class A Common Stock, its Class B Common Stock or its Class C Common Stock shall be deemed to be action taken with respect to all of its Common Stock and shall result in an adjustment to the Exercise Price and the Warrant Number to the extent specified therein.

                   The periods during which a Warrant shall be exercisable (an "Exercise Period") shall commence on the date hereof and expire, in the case of the Series A Warrants, at 5:00 p.m., Los Angeles time, on May 23, 2000 and, in the case of the Series B Warrants, at 5:00 p.m., Los Angeles time, on May 23, 2001; provided, however, that each Exercise Period shall be extended by five years in the event that, prior to the foregoing expiration dates, the Market Price of the Company's Class B Common Stock equals or exceeds the Exercise Price (as adjusted from time to time) for a period of not less than 60 consecutive trading days (excluding from such period any day on which no Market Price is available).

                   The price at which each Warrant shall be exercisable (the "Exercise Price") shall initially be $50.00 per share, subject to adjustment pursuant to the terms hereof.

                   A Warrant may be exercised upon surrender to the Company at its office address set forth in Section 12 hereof) of the Warrant Certificate or Certificates to be exercised with the form of election to purchase attached thereto duly filled in and signed, and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company or in the manner provided in the first paragraph of this Section 5.

                   Subject to the provisions of Section 6 hereof, upon such surrender of Warrants and payment of the Exercise Price the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as such Holder may designate a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants (and such other consideration as may be deliverable upon exercise of such Warrants) together with cash for fractional Warrant Shares as provided in Section 10. Such certificate or certificates shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares.

                   Each Warrant shall be exercisable during the Exercise Period, at the election of the Holder thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 2 hereof.

                   All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.

                   SECTION 6. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes and other governmental charges (excluding all foreign, federal or state income, franchise, property,





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estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Warrants hereunder, as well as all such taxes attributable to the initial issuance or delivery of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price. The Company shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

                   SECTION 7. MUTILATED OR MISSING WARRANT CERTIFICATES. If any Warrant Certificate or certificate evidencing Warrant Shares shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution therefor and upon cancellation of the mutilated Warrant Certificate or other certificate, or in lieu of and substitution for the Warrant Certificate or other certificate lost, stolen or destroyed, a new Warrant Certificate or other certificate of like tenor and representing an equivalent number of Warrants or Warrant Shares.

                   SECTION 8. RESERVATION OF WARRANT SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Class C Common Stock or its authorized and issued Class C Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Class C Common Stock which may then be deliverable upon the exercise of all outstanding Warrants. The Company shall also at all times reserve and keep available sufficient shares of Class B Common Stock for issuance upon conversion of shares of Class C Common Stock or, if applicable pursuant to Section 5, for issuance upon exercise of Warrants.

                   The Company or, if appointed, the transfer agent for the Class C Common Stock and each transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the Warrants (collectively, the "Transfer Agent") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the Transfer Agent. The Company will supply the Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available all other consideration that may be deliverable upon exercise of the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to
Section 11 hereof.

                   Before taking any action which would cause an adjustment pursuant to Section 9 hereof to reduce the Exercise Price below the then par value of the Warrant Shares, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                   The Company covenants that all Warrant Shares and other capital stock issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

                   The Company shall from time to time take all action which may be necessary or appropriate so that the Class B Common Stock issuable upon conversion of Warrant Shares following an exercise of Warrants, will be listed on the principal securities exchanges and markets within the United





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States of America, if any, on which other shares of the same class of Common
Stock of the Company are then listed.

                   SECTION 9. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE. The Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant (the "Warrant Number") are subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this Section 9. The Warrant Number is initially one.

                   (a)    Adjustment for Change in Capital Stock

                   If the Company:

                          (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                          (2) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

                          (3) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares;

                          (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                          (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he or it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

                   The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                   If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

                   Such adjustment shall be made successively whenever any event listed above shall occur. If the occurrence of any event listed above results in an adjustment under subsections (b) or (c) below, no further adjustment shall be made under this subsection (a).





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                   (b)    Adjustment for Rights Issue

                   If the Company distributes any rights, options or warrants (whether or not immediately exercisable) to all holders of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Current Market Value per share on the record date relating to such distribution, the Exercise Price shall be adjusted in accordance with the formula:

                                           O + N x P
                                               -----
                             E'  =  E  x         M
                                           ---------
                                             O + N

where:

                   E' =   the adjusted Exercise Price.

                   E  =   the then current Exercise Price.

                   O  =   the number of Fully Diluted Shares outstanding on the
                          record date for any such distribution.

                   N  =   the number of additional shares of Common Stock
                          issuable upon exercise of such rights, options or warrants.

                   P  =   the exercise price per share of such rights, options
                          or warrants.

                   M  =   the Current Market Value per share of Common Stock on
                          the record date for any such distribution.

                   The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

                   (c)    Adjustment for Other Distributions

                   If the Company distributes to all holders of its Common Stock (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any assets of the Company or any of its subsidiaries (other than cash dividends which are paid out of retained earnings of the Company in the ordinary course of business), or (iii) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:





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                                           E' = E x M - F
                                                    -----
                                                      M


where:

                   E' =   the adjusted Exercise Price.

                   E  =   the then current Exercise Price.

                   M  =   the Current Market Value per share of Common Stock on
                          the record date mentioned below.

                   F  =   the fair market value on the record date mentioned
                          below of the indebtedness, assets, rights, options or warrants distributable to the holder of one share of Common Stock.

                   The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. If an adjustment is made pursuant to this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date.

                   This subsection does not apply to rights, options or warrants referred to in subsection (b) of this Section 9.

                   (d)    Adjustment for Common Stock Issue

                   If the Company issues shares of Common Stock for a consideration per share less than the Current Market Value per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:


                                       O +  P
                                           ---
                          E' =  E  x        M
                                      --------
                                         A


where:

                   E' =   the adjusted Exercise Price.

                   E  =   the then current Exercise Price.

                   O  =   the number of Fully Diluted Shares outstanding
                          immediately prior to the issuance of such additional shares of Common Stock.

                   P  =   the aggregate consideration received for the issuance
                          of such additional shares of Common Stock.





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                   M  =   the Current Market Value per share of Common Stock on
                          the date of issuance of such additional shares.

                   A  =   the number of Fully Diluted Shares outstanding
                          immediately after the issuance of such additional shares of Common Stock.

                   The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                   This subsection (d) does not apply to:

                          (1)     any of the transactions described in
                                  subsection (a) of this Section 9; or

                          (2)     Common Stock issued to the Company's
         employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection (d) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant shall not exceed 5% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of anti-dilution adjustments thereunder), or

                          (3) the issuance of Common Stock in connection with (i) the exercise of Warrants, or (ii) the conversion, exchange or exercise of any options, warrants, or other securities convertible into or exchangeable or exercisable for Common Stock.

                   (e)    Adjustment for Convertible Securities Issue

                   If the Company issues any options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in transactions described in subsection (b) or (c) of this Section 9) for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the Current Market Value per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:


                                                      O +  P
                                                          ---
                                           E' = E x        M
                                                      -------
                                                      O + D

where:

                   E' =   the adjusted Exercise Price.

                   E  =   the then current Exercise Price.

                   O  =   the number of Fully Diluted Shares outstanding
                          immediately prior to the issuance of such securities.

                   P  =   the aggregate consideration received for the issuance
                          of such securities.





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                   M  =   the Current Market Value per share of Common Stock on
                          the date of issuance of such securities.

                   D  =   the maximum number of shares of Common Stock
                          deliverable upon conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

                   The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                   If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities.

                   This subsection (e) does not apply to:

                          (1) any transaction described in subsection (b) of this Section 9,

                          (2)     the issuance of the Warrants, or

                          (3)     any such options, warrants or other
                   securities issued to the Company's employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of such options, warrants or other securities when required by law, if such Common Stock would otherwise be covered by this subsection (e) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant Agreement shall not exceed 5% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of anti-dilution adjustments thereunder).

                   (f)    Current Market Value

                   "Current Market Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be:

                          (1) if the Security is registered under the Exchange Act, the average of the daily Market Prices for each business day during the period commencing 30 business days before such date and ending on the date one day prior to such date or, if the Security has been registered under the Exchange Act for less than 30 consecutive business days before such date, then the average of the daily Market Prices for all of the business days before such date for which daily Market Prices are available. If the Market Price is not determinable for at least 15 business days in such period, the Current Market Value of the Security shall be determined as if the Security was not registered under the Exchange Act; or

                          (2) if the Security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) the value of the Security determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm's length transaction between the Company and a person other than an





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         Affiliate of the Company in which such determination is necessary and the closing of which occurs on such date or shall have occurred within the six months preceding such date, (ii) if no such transaction shall have occurred on such date or within such six-month period, the value of the Security most recently determined as of a date within the six months preceding such date by an Independent Financial Expert or (iii) if neither clause (i) nor (ii) is applicable, the value of the Security determined as of such date by an Independent Financial Expert;

provided, however, that notwithstanding the foregoing, the "Current Market Value" per share of Class C Common Stock shall at all times be deemed to be equal to the Current Market Value per share of the Class B Common Stock.

                   The "Market Price" for any Security on each business day means: (A) if such Security is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) if such Security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company, or
(C) if neither clause (A) nor (B) is applicable, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City of New York, customarily published on each business day, designated by the Company. If there are no such prices on a business day, then the Market Price shall not be determinable for such business day.

                   "Independent Financial Expert" shall mean a nationally recognized investment banking firm designated by the Company and reasonably acceptable to the Holders of a majority of the Warrants (i) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in the Company, (ii) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company, (iii) that has not been retained by the Company or any Holder or Affiliate of a Holder for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgment of the Board of Directors of the Company, is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

                   "Affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                   (g)    Consideration Received

                   For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 9, the following shall apply:

                          (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be





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
         made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                          (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (irrespective of the accounting treatment thereof) as determined in good faith by the Board of Directors; and

                          (3) in the case of the issuance of options, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

                   (h)    When De Minimis Adjustment May Be Deferred

                   No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of at least 0.5% in the Warrant Number. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised.

                   All calculations under this Section 9 shall be made to the nearest 1/1000th of a share.

                   (i)    When No Adjustment Required

                   If an adjustment is made upon the establishment of a record date or issuance date for a distribution or issuance subject to subsections
(a), (b) or (c) or (d) hereof and such distribution or issuance is subsequently cancelled, the Warrant Number then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

                   To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

                   (j)    Notice of Adjustment

                   Whenever the Exercise Price or the Warrant Number is adjusted, the Company shall provide the notices required by Section 11 hereof.

                   (k)    When Issuance or Payment May Be Deferred

                   In any case in which this Section 9 shall require that an adjustment in the Exercise Price and Warrant Number be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Warrant Number prior to such adjustment, and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 10; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

                   (l)    Reorganizations

                   In case of any capital reorganization, other than in the cases referred to in Sections 9(a), (b), (c), (d) or (e) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

                   The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement or other acknowledgement executed and delivered to the Holder(s), the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and all other obligations and liabilities under this Agreement.

                   (m)    Adjustment in Number of Shares.

                   Upon each adjustment of the Exercise Price pursuant to this
Section 9, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest thousandth) obtained from the following formula:


                                  N' = N x E
                                           --
                                           E'

where:

                   N' = the adjustment number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

                   N  =   the number of Warrant Shares previously issuable upon
                          exercise of a Warrant by payment of the Exercise
                          Price prior to adjustment.

                   E' =   the adjusted Exercise Price.

                   E  =   the Exercise Price prior to adjustment.

                   (n)    Form of Warrants

                   Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                   (o)    Adjustments in Other Securities

                   If as a result of any event or for any other reason, any adjustment is made which increases the number of shares of Common Stock issuable upon conversion, exercise or exchange of, or in the conversion or exercise price or exchange ratio applicable to, any outstanding securities of the Company that are convertible into, or exercisable or exchangeable for, Common Stock of the Company, then a corresponding adjustment shall be made hereunder to increase the number of shares of Common Stock issuable upon exercise of the Warrants, but only to the extent that no such adjustment has been made pursuant to Sections 9(a), (b), (c) or (d) hereof with respect to such event or for such other reason.

                   (p)    Miscellaneous

                   For purpose of this Section 9 the term "shares of Common Stock" shall mean (i) shares of any class of stock designated as Common Stock of the Company at the date of this Agreement, and (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. For purposes of this Section 9 the term "Fully Diluted Shares" shall mean (i) shares of Common Stock outstanding as of a specified date, and (ii) shares of Common Stock into or for which rights, options, warrants or other securities outstanding as of such date are exercisable or convertible (other than the Warrants), provided that either:
(a) such rights, options, warrants or other securities are issued and outstanding as of the date of this Agreement, or (b) the conversion or exercise price of such rights, options, warrants or other securities is not greater than 120% of the Current Market Value, as of their issue date, of the Common Stock issuable upon conversion or exercise thereof. In the event that at any time, as a result of an adjustment made pursuant to this Section 9, the holders of Warrants shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (o) of this Section 9, inclusive, and the provisions of Sections 5, 6, 8 and 10 with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

                   SECTION 10. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant

Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the fair market value of the Warrant Share so issuable (as determined in good faith by the Board of Directors), multiplied by such fraction.

                   SECTION 11. NOTICES TO WARRANT HOLDERS. Upon any adjustment pursuant to Section 9 hereof, the Company shall promptly thereafter
(i) cause to be filed with the Company a certificate of an officer of the Company setting forth the Warrant Number and Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at his or its address appearing on the Warrant register written notice of such adjustments by first class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 11.

                   In case:

                          (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                          (b) the Company shall authorize the distribution to all holders of shares of Common Stock of assets, including cash, evidences of its indebtedness, or other securities; or

                          (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

                          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                          (e) the Company proposes to take any action that would require an adjustment to the Warrant Number or the Exercise Price pursuant to Section 9 hereof;

then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at his or its address appearing on the Warrant register, at least 20 days prior to the applicable record date hereinafter specified, or 20 days prior to the date of the event in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or
(iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 11 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

                   Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders of Warrants (prior to the exercise of such Warrants) the right to vote or to consent or to receive notice as shareholder in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company; provided that nothing in the foregoing provision is intended to detract from any rights explicitly granted to any Holder hereunder.

                   SECTION 12. NOTICES TO THE COMPANY AND WARRANT HOLDERS. All notices and other communications provided for or permitted hereunder shall be made by hand delivery, first-class mail, telex, telecopier, or overnight air courier guaranteeing next day delivery:

                          (a) if to the Consultant, at 10000 Santa Monica Boulevard, Fifth Floor, Los Angeles, California 90067, with a copy to Latham & Watkins, 633 W. Fifth Street, Suite 4000, Los Angeles, California 90071, Attention: Thomas C. Sadler, Esq.; and

                          (b) if to the Company, at 1550 South Redwood Road, Salt Lake City, Utah 84104, Attention: Chairman of the Board, with a copy to the General Counsel.

                   All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior notice of such change in accordance herewith.

                   SECTION 13. ADJUSTMENTS AFFECTING COMMON STOCK. During the term of this Agreement, the Company shall not make any adjustment, or permit any adjustment to occur, with respect to either the Class B Common Stock or the Class C Common Stock, including, without limitation, any adjustments described in Section 9, without making a corresponding equivalent adjustment to the other class of Common Stock.

                   SECTION 14. SUPPLEMENTS AND AMENDMENTS. The Company may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Warrant Certificates.

                   SECTION 15. SUCCESSORS AND ASSIGNS. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

                   SECTION 16. TERMINATION. This Agreement shall terminate when all Warrants have been exercised or have expired pursuant to this Agreement.

                   SECTION 17. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained herein shall be construed as conferring upon any Holder any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

                   SECTION 18. GOVERNING LAW. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

                   SECTION 19. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered Holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered Holders of the Warrant Certificates.

                   SECTION 20. AMENDMENTS AND WAIVERS. No provision of this Agreement may be amended or waived except by an instrument in writing signed by the party sought to be bound or except as provided pursuant to Section 14 hereof; provided that any amendment or waiver sought from the Holders of any provision of this Agreement which affects Holders generally shall be given by Holders of at least a majority of the Warrants outstanding and any amendment or waiver so given shall be binding on all Holders. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

                   SECTION 21. CONSTRUCTION; INTERPRETATION. This Agreement shall not be construed for or against any party by reason of the authorship or alleged authorship of any provision hereof or by reason of the status of the respective parties. This Agreement shall be construed reasonably to carry out its intent without presumption against or in favor of any party. The natural persons executing this Agreement on behalf of each party have the full right, power and authority to do and affirm the foregoing warranty on behalf of each party and on their own behalf. The captions on sections are provided for purposes of convenience and are not intended to limit, define the scope of or aid in interpretation of any of the provisions hereof. All pronouns and singular or plural references as used herein shall be deemed to have interchangeably (where the sense of the sentence requires) a masculine, feminine or neuter, and/or singular or plural meaning, as the case may be.

                   SECTION 22. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.




                                          SMITH'S FOOD & DRUG CENTERS, INC.



                                          By: /s/   MICHAEL C. FREI
                                              ---------------------------------
                                          Name:    Michael C. Frei
                                          Title:   Senior Vice President



                                          THE YUCAIPA COMPANIES



                                          By:  /s/   MARK A. RESNIK
                                               --------------------------------
                                          Name:    Mark A. Resnik
                                          Title:   General Partner

                                   EXHIBIT A


                     [Form of Series A Warrant Certificate]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACT EXCEPT PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

[THE SHARES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AS SET FORTH IN A STANDSTILL AGREEMENT BETWEEN THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.]


No. _______                                             _____ Series A Warrants


                          Series A Warrant Certificate

                       SMITH'S FOOD & DRUG CENTERS, INC.

                 This Warrant Certificate certifies that THE YUCAIPA COMPANIES, or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase Class C Common Stock, $.01 par value (the "Class C Common Stock"), or, at the election of any holder other than The Yucaipa Companies and its Affiliates, Class B Common Stock, $.01 par value (the "Class B Common Stock") of SMITH'S FOOD & DRUG CENTERS, INC., a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company one fully paid and nonassessable share of Class C Common Stock or Class B Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $50.00 payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to hereinafter. The Warrants may be exercised only during the period commencing on the date hereof and expiring at 5:00 p.m., Los Angeles time, on May 23, 2000 (the "Exercise Period"); provided, however, that the Exercise Period shall be extended by five years in the event that, prior to the foregoing expiration dates, the Market Price of the Company's Class B Common Stock equals or exceeds the Exercise Price (as adjusted from time to time) for a period of not less than 60 consecutive trading days (excluding from such period any day on which no Market Price, as defined in the Warrant Agreement, is available). Furthermore, Warrants may be exercised during the Exercise Period without the exchange of funds pursuant to the net exercise provisions of
Section 5 of the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement.

                 The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Agreement dated as of May 23, 1996 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                 The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants during the Exercise Period under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by certified or bank check at the office of the Company designated for such purpose or by wire transfer of immediately available funds to an account designated by the Company. In the event that upon any exercise of warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Company to the holder hereof or his or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

                 The Warrant Agreement provides that upon the occurrence of certain events the number of Warrants and the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

                 Upon exercise of the Warrants, the holder of Common Stock issued upon such exercise, if The Yucaipa Companies or any of its Affiliates, will be bound by and subject to the terms of that certain Standstill Agreement dated as of January 29, 1996, by and between the Company, The Yucaipa Companies and the stockholder parties listed therein (the "Standstill Agreement").

                 The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock issuable upon the exercise thereof. Said registration rights are set forth in a Registration Rights Agreement dated as of May 23, 1996, by and among the Company, The Yucaipa Companies, and certain stockholders of the Company named therein (the "Registration Rights Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Registration Rights Agreement as a holder of Registrable Securities thereunder. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

                 Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                 Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                 The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                 IN WITNESS WHEREOF, Smith's Food & Drug Centers, Inc. has caused this Warrant Certificate to be signed by its Chairman of the Board, Chief Executive Officer, President or Vice President and by its Secretary or Assistant Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.



Dated: May 23, 1996                           SMITH'S FOOD & DRUG CENTERS, INC.



                                              By:
                                                  -----------------------------
                                              Name:
                                              Title:



                                              By:
                                                  -----------------------------
                                              Name:
                                              Title:

                          FORM OF ELECTION TO PURCHASE

                   (To Be Executed Upon Exercise Of Warrant)


                 The undersigned holder hereby represents that he or it is the registered holder of this Warrant Certificate, and hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Class _____ Common Stock, $.01 par value, of SMITH'S FOOD & DRUG CENTERS, INC. and herewith tenders payment for such shares to the order of SMITH'S FOOD & DRUG CENTERS, INC. the amount of $_____ in accordance with the terms hereof (unless the holder is exercising Warrants pursuant to the net exercise provisions of Section 5 of the Warrant Agreement). The undersigned requests that a certificate for such shares be registered in the name of the undersigned or nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of the undersigned or nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth.




                                 Certificate to be registered as follows:
                                 ----------------------------------------

                 Name:
                                -----------------------------------------------

                 Address:
                                -----------------------------------------------

                                -----------------------------------------------

                                -----------------------------------------------

                 Social Security or
                 Taxpayer Identification No.
                                             ----------------------------------

                                 Certificate to be delivered as follows:
                                 ---------------------------------------

                 Name:
                                -----------------------------------------------

                 Address:
                                -----------------------------------------------

                                -----------------------------------------------

                                -----------------------------------------------



Date:                                Signature:
       ---------                                --------------------------------

                                ASSIGNMENT FORM

To assign this Warrant, fill in the form below:

         (I) or (we) assign and transfer this Warrant to:



-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                (Print or type assignee's name, address and zip code)

-------------------------------------------------------------------------------
                    (Insert assignee's soc. sec. or tax I.D. no.)

and irrevocably appoint
                        -------------------------------------------------------
                                                              agent to transfer
-------------------------------------------------------------
this Warrant on the books of the Company. The agent may substitute another to act for him.

Date:  _________                  Your Signature:
                                                  ----------------------------
                                                   (Sign exactly as your name
                                                   appears on the other side
                                                   of this Warrant)



Signature Guarantee:

                                   EXHIBIT B


                     [Form of Series B Warrant Certificate]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACT EXCEPT PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

[THE SHARES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AS SET FORTH IN A STANDSTILL AGREEMENT BETWEEN THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.]


No. ______                                              _____ Series B Warrants


                          Series B Warrant Certificate

                       SMITH'S FOOD & DRUG CENTERS, INC.

                 This Warrant Certificate certifies that THE YUCAIPA COMPANIES, or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase Class C Common Stock, $.01 par value (the "Class C Common Stock"), or, at the election of any holder other than The Yucaipa Companies and its Affiliates, Class B Common Stock, $.01 par value (the "Class B Common Stock") of SMITH'S FOOD & DRUG CENTERS, INC., a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company one fully paid and nonassessable share of Class C Common Stock or Class B Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $50.00 payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to hereinafter. The Warrants may be exercised only during the period. period commencing on the date hereof and expiring at 5:00 p.m., Los Angeles time, on May 23, 2001 (the "Exercise Period"); provided, however, that the Exercise Period shall be extended by five years in the event that, prior to the foregoing expiration dates, the Market Price of the Company's Class B Common Stock equals or exceeds the Exercise Price (as adjusted from time to time) for a period of not less than 60 consecutive trading days (excluding from such period any day on which no Market Price, as defined in the Warrant Agreement, is available). Furthermore, Warrants may be exercised during the Exercise Period without the exchange of funds pursuant to the net exercise provisions of Section 5 of the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement.

                 The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Agreement dated as of May 23, 1996 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                 The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants during the Exercise Period under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by certified or bank check at the office of the Company designated for such purpose or by wire transfer of immediately available funds to an account designated by the Company. In the event that upon any exercise of warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Company to the holder hereof or his or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

                 The Warrant Agreement provides that upon the occurrence of certain events the number of Warrants and the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

                 Upon exercise of the Warrants, the holder of Common Stock issued upon such exercise, if The Yucaipa Companies or any of its Affiliates, will be bound by and subject to the terms of that certain Standstill Agreement dated as of January 29, 1996, by and between the Company, The Yucaipa Companies and the stockholder parties listed therein (the "Standstill Agreement").

                 The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock issuable upon the exercise thereof. Said registration rights are set forth in a Registration Rights Agreement dated as of May 23, 1996, by and among the Company, The Yucaipa Companies and certain stockholders of the Company named therein (the "Registration Rights Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Registration Rights Agreement as a holder of Registrable Securities thereunder. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

                 Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                 Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                 The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                 IN WITNESS WHEREOF, Smith's Food & Drug Centers, Inc. has caused this Warrant Certificate to be signed by its Chairman of the Board, Chief Executive Officer, President or Vice President and by its Secretary or Assistant Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.



Dated: May 23, 1996                    SMITH'S FOOD & DRUG CENTERS, INC.



                                       By:
                                           ----------------------------
                                       Name:
                                       Title:



                                       By:
                                           ----------------------------
                                       Name:
                                       Title:

                          FORM OF ELECTION TO PURCHASE

                   (To Be Executed Upon Exercise Of Warrant)


                 The undersigned holder hereby represents that he or it is the registered holder of this Warrant Certificate, and hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Class _____ Common Stock, $.01 par value, of SMITH'S FOOD & DRUG CENTERS, INC. and herewith tenders payment for such shares to the order of SMITH'S FOOD & DRUG CENTERS, INC. the amount of $_____ in accordance with the terms hereof (unless the holder is exercising Warrants pursuant to the net exercise provisions of Section 5 of the Warrant Agreement). The undersigned requests that a certificate for such shares be registered in the name of the undersigned or nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of the undersigned or nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth.



                                     Certificate to be registered as follows:
                                     ----------------------------------------

                 Name:
                               ------------------------------------------------

                 Address:
                               ------------------------------------------------

                               ------------------------------------------------

                               ------------------------------------------------

                 Social Security or
                 Taxpayer Identification No.:
                                             ----------------------------------

                                     Certificate to be delivered as follows:
                                     ---------------------------------------

                 Name:
                               ------------------------------------------------

                 Address:
                               ------------------------------------------------

                               ------------------------------------------------

                               ------------------------------------------------




Date:                             Signature:
       -----------                           ----------------------------------

                                ASSIGNMENT FORM

To assign this Warrant, fill in the form below:

         (I) or (we) assign and transfer this Warrant to:



-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
               (Print or type assignee's name, address and zip code)

-------------------------------------------------------------------------------
                     (Insert assignee's WP. sec. or tax I.D. no.)

and irrevocably appoint
                        -------------------------------------------------------
                                                         agent to transfer this
--------------------------------------------------------
Warrant on the books of the Company. The agent may substitute another to act for him.

Date:  _________                  Your Signature:
                                                   ----------------------------
                                                    (Sign exactly as your name
                                                    appears on the other side
                                                    of this Warrant)




Signature Guarantee: